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                        LOAN MODIFICATION AGREEMENT NO. 2        Exhibit 10.1

     Preamble: This Loan Modification Agreement (this "Agreement"), dated as of September 24, 2004 (the "Effective Date"), is made between UPS Capital Corporation, as lender (the "Lender"), and each Person identified as "Borrower" on the signature page(s) hereof, as borrower(s) (individually and collectively, the "Borrower"), for the purpose of amending or otherwise modifying the terms of that certain Loan and Security Agreement, dated as of August 28, 2002, heretofore made between Lender and Borrower (which, as it has been to date, or hereafter may be, modified or amended, is called herein the "Loan Agreement"). Now, therefore, in consideration of the mutual promises contained herein and in the Loan Agreement, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower, each intending to be legally bound, agrees as follows:

     1. Definitions. Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement.

     2. Loan Modification. Lender and Borrower agree to modify the Loan Agreement by deleting Section 7.2 (Capital Expenditures) of the Loan Agreement in its entirety and replacing it with the following:

          7.2 Capital Expenditures. Holdings and its Consolidated Subsidiaries shall not expend, in Capital Expenditures, more than Four Million Dollars ($4,000,000), in the aggregate, for all such expenditures in any one Fiscal Year. Notwithstanding the foregoing, Holdings and/or its Consolidated Subsidiaries may expend, in Capital Expenditures, up to Ten Million Dollars ($10,000,000) in the aggregate, for all such expenditures in Fiscal Year 2004. In addition, in the event that Holdings and its Consolidated Subsidiaries expends, in Capital Expenditures, less than Ten Million Dollars ($10,000,000) in the aggregate, for all such expenditures during Fiscal Year 2004, then the difference between Ten Million Dollars ($10,000,000) and the actual amount of all such Capital Expenditures in Fiscal Year 2004 shall be added to the Four Million Dollar ($4,000,000) limitation for Capital Expenditures for Fiscal Year 2005, so that the maximum amount of permitted Capital Expenditures for Fiscal Year 2005 will be the sum of (i) Four Million Dollars ($4,000.000), plus (ii) the difference between Ten Million Dollars ($10,000,000) and the actual amount of all Capital Expenditures of Holdings and its Consolidated Subsidiaries for Fiscal Year 2004. As used herein, "Capital Expenditures" shall mean all expenditures made in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, having a useful life of more than one (1) year, including, without limitation, those arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases. Notwithstanding the foregoing, for purposes of measuring Holdings' and its Consolidated Subsidiaries' compliance with the limitations on Capital Expenditures in this Section 7.2, any cash proceeds received from the sale of fixed assets during any Fiscal Year shall reduce and offset the amount of Capital Expenditures for Holdings and its Consolidated Subsidiaries for that Fiscal Year. "Capital Leases" shall mean any leases of property that, in accordance with GAAP, should be reflected as liabilities on the balance sheet of a Person.

     3. Inducing Representations. To induce Lender to enter into this Agreement, Borrower hereby represents and warrants that: (i) Borrower is duly authorized to enter into this Agreement, and this Agreement, upon its execution by Borrower and Lender, will constitute Borrower's legal, valid and binding obligations enforceable in accordance with its terms against Borrower; (ii) after giving effect to this
          Agreement, no Event of Default exists; (iii) no present right of setoff, counterclaim, recoupment, claim or defense exists in
          Borrower's favor in respect of its payment or performance of any Obligations; and (iv) except as modified by this Agreement, all terms of the Loan Agreement and each Loan Document shall remain in full force and effect.

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     4.   Miscellaneous.  Except as otherwise  expressly  provided  herein,  all modifications to the Loan Agreement set forth herein shall take effect on the Effective Date. Each existing Loan Document (including, particularly, any Note) shall be deemed modified hereby as necessary to conform its terms to the terms of the Loan Agreement, as modified hereby. This Agreement constitutes a Loan Document, and shall be governed and construed accordingly. This Agreement constitutes the entire agreement between Lender and Borrower relative to the subject matter hereof, and supersedes and replaces any prior understandings and agreements, written or oral, in regard thereto. This Agreement shall be binding on, and inure to the benefit of, the successors and assigns of Borrower and Lender. Borrower shall reimburse Lender for all costs which Lender incurs, including reasonable attorneys' fees, in the preparation, negotiation, execution and performance of this Agreement, and the recording of any Loan Documents in connection herewith.

     IN WITNESS WHEREOF, Lender and Borrower have executed this Agreement, by and through their respective authorized officers, as of the Effective Date.

"Borrower"                                'Lender"

NATIONAL R.V. HOLDINGS, INC.               UPS CAPITAL CORPORATION

By: /s/ Thomas J. Martini                   By: /s/ John P. Holloway
    ----------------------------                --------------------
    Authorized Officer Treasurer                Authorized Officer

NATIONAL R.V., INC.

By: /s/ Thomas J. Martini
    ----------------------------
    Authorized Officer Treasurer

COUNTRY COACH, INC.

By: /s/ Thomas J. Martini
    ----------------------------
    Authorized Officer Treasurer

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